Exhibit 10.10



                            AGREEMENT TO RESCIND THE
                           EIGHTH AMENDMENT AGREEMENT

     THIS AGREEMENT TO RESCIND THE EIGHTH AMENDMENT AGREEMENT (this "Agreement"), entered into on January 10, 2007,to be effective as of December 5, 2006, by and between Promethean Industries, Inc., a Delaware corporation ("Promethean"), New Century Energy Corp., a Colorado corporation ("NCEC"), and Laurus Master Fund, Ltd. ("Laurus"), and acknowledged by Century Resources, Inc. ("CRI") and Gulf Coast Oil Corporation ("Gulf Coast").

                                   BACKGROUND

     NCEC and Laurus are parties to (a) a Securities Purchase Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "June 2005 SPA"); and (b) NCEC and Laurus are parties to a Registration Rights Agreement dated as of June 30, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the "Registration Rights Agreement") pursuant to which NCEC, among other things, has agreed to file a registration statement covering the Registrable Securities (as therein defined).

     In connection with the June 2005 SPA, NCEC executed a Secured Convertible Term Note dated as of June 30, 2005 in favor of Laurus in the original principal amount of $15,000,000 (as amended, restated, supplemented or otherwise modified from time to time), (the "Convertible Note"), a Common Stock Purchase Warrant to purchase up to 7,258,065 shares of NCEC common stock (the "Warrant"), each of which have since been assigned to Promethean and an Option to purchase up to 10,222,784 shares of NCEC common stock, which a portion has been exercised and 6,547,784 shares remain to be exercised, which remaining portion has been assigned to Promethean (the "June Option"). In September 2005, NCEC and Laurus entered into a Securities Purchase Agreement (the "September 2005 SPA"), whereby NCEC executed a Secured Term Note dated as of September 19, 2005 in favor of Laurus in the original principal amount of $9,500,000 (as amended, restated, supplemented or otherwise modified from time to time, the "September 2005 Note"). Additionally, in December 2005, in connection with the parties entry into a Third Amendment Agreement, NCEC issued Laurus an Option to purchase up to 5,061,392 shares of NCEC common stock, which has since been assigned to Promethean (the "December Option" and together with the June Option, the "Options").

     In April 2006, NCEC's wholly owned subsidiary, Gulf Coast, a Delaware corporation, entered into a Securities Purchase Agreement with Laurus (the "Gulf Coast Securities Purchase Agreement"), whereby Gulf Coast sold a $40,000,000 Secured Term Note to Laurus (the "Gulf Coast Note") and a Common Stock Purchase Warrant (the "Gulf Coast Warrant"), and entered into various other Related Agreements, as defined in the Gulf Coast Securities Purchase Agreement (the "Gulf Coast Related Agreements").

     In December 2006, NCEC entered into a Securities Purchase Agreement with Laurus, whereby it sold Laurus a Secured Term Note in the amount of $16,210,000

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(the  "December  2006 SPA" and the "December 2006 Note"). Additionally, NCEC and
Laurus amended and revised the terms of the Convertible Note and the September 2005 Note, through the parties entry into the Second Amended and Restated Secured Convertible Term Note and the Second Amended and Restated Secured Term Note.

     Effective December 5, 2006, NCEC and Laurus entered into the Eighth Amendment Agreement, which amended the terms of the Registration Rights Agreement, Warrant and Options (the "Eighth Amendment"), which Eighth Amendment the parties now desire to rescind;

     NOW, THEREFORE, in consideration of the agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.   Rescission  of the Eighth Amendment. NCEC, Laurus and Promethean agree that
     -----------------------------------
     subject to the satisfaction of the conditions set forth in Section 4 below, the Eighth Amendment shall be rescinded in its entirety and:

          a. the sections of the Registration Rights Agreement, Warrant and Options which were revised and/or amended by the Eighth Amendment shall be restored;

          b. the sections of the Registration Rights Agreement, Warrant and Options which were added by the Eighth Amendment shall be removed in their entirety; and

          c. all sections, terms and conditions of the Registration Rights Agreement, Warrant and Options shall be the same as they were prior to the parties entry into the Eighth Amendment and the amendments affected in connection therewith.

     2.  Conditions of Effectiveness. This Amendment shall become effective upon
         ---------------------------
due execution by each of the parties hereto and upon receipt by Laurus of a copy of this Agreement duly executed by NCEC and consented and agreed to by CRI and Gulf Coast (together with CRI and NCEC, each a "Company" and collectively, "Companies").

     3.  Representations  and  Warranties.  The  Companies  hereby represent and
         --------------------------------
warrant  as  follows:

          (a) This Agreement, the Purchase Agreements and the Registration Rights Agreement, as amended hereby, constitute legal, valid and binding obligations of the Companies party thereto and are enforceable against such Companies in accordance with their respective terms.

          (b) Upon the effectiveness of this Agreement, each Company hereby reaffirms all covenants, representations and warranties made in each Purchase Agreement, the Related Agreements (as therein defined), the Gulf

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     Coast  Related  Agreements  and  the  Registration  Rights  Agreement,  the
     December 2006 SPA and Related Agreements, as applicable, to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Agreement.

          (c) No event of default has occurred and is continuing or would exist under any document, instrument or agreement by and between any Company, Promethean, and/or Laurus after giving effect to this Agreement.

          (d) No Company has any defense, counterclaim or offset with respect to any Purchase Agreement, the Registration Rights Agreement or any other Related Agreement (as defined in each Purchase Agreement).

     4.  Effect  on  the  Securities.
         ---------------------------

          (a) Upon the effectiveness of Section 1 hereof, each reference in the Securities, the Purchase Agreement, the Registration Agreement and any other Related Agreement to "Warrant," "Option," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to such Security, as amended hereby.

          (b) Upon the effectiveness of Section 1 hereof, each reference in the Registration Rights Agreement, Securities, Purchase Agreement or Related Agreements to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Registration Rights Agreement, as applicable, as amended hereby and the Gulf Coast Related
     Agreements and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

          (c) Except as specifically amended herein, each Security, the Purchase Agreement and the other Related Agreements shall remain in full force and effect and are hereby ratified and confirmed.

          (d) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Laurus, nor constitute a waiver of any provision of the Securities, the Purchase
     Agreement or any other Related Agreement or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

     5.  Headings.  Section  headings  in this Agreement are included herein for
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convenience  of reference only and shall not constitute a part of this Agreement for  any  other  purpose.

     6.  Disclosure.  NCEC  understands that it has an affirmative obligation to
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make  prompt public disclosure of material agreements and material amendments to such agreements. It is NCEC's determination that this Agreement and the terms and provisions of this Agreement, (collectively, the "Information") are

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material. NCEC hereby agrees to file a Form 8-K disclosing the Agreement and the terms and provisions of this Agreement within four (4) business days of the execution of this Agreement.

     7. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     8.  Counterparts;  Facsimile. This Agreement may be executed by the parties
         ------------------------
hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.



                           [Signature Pages to Follow]


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     IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year  first  written  above.

                                   NEW CENTURY ENERGY CORP.


                                   By: /s/ Edward R. DeStefano
                                        ---------------------------------
                                   Name: Edward R. DeStefano
                                   Title:  President

                                   LAURUS MASTER FUND, LTD.

                                   By:  /s/ Eugene Grin
                                        ----------------------------------
                                   Name:  Eugene Grin
                                   Title:  Director

                                   PROMETHEAN INDUSTRIES, INC.

                                   By: /s/ Eugene Grin
                                        ----------------------------------
                                   Name:  Eugene Grin
                                   Title:  Director


                                   CONSENTED AND AGREED TO:

                                   CENTURY RESOURCES, INC.

                                   By: /s/ Edward R. DeStefano
                                        ---------------------------------
                                   Name: Edward R. DeStefano
                                   Title:  President

                                   GULF COAST OIL CORPORATION

                                   By:  /s/ Edward R. DeStefano
                                        ---------------------------------
                                   Name: Edward R. DeStefano
                                   Title:  President

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